SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 October 16, 1995



                            The Pioneer Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



 Delaware                                0-8841               13-5657669
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  (State or Other Jurisdiction    (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                     Identification No.)



60 State Street, Boston, Massachusetts                                    02109
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(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number, including area code:        617-742-7825
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Item 5.  Other Events

         On October 11, 1995, The Pioneer Group, Inc. (the "Company") announced that the underwritten global offering of ordinary shares ("Shares")(and global depositary securities representing such Shares) of its indirect wholly-owned subsidiary, Pioneer Goldfields Limited, had commenced.

         The text of the press release related to such announcement is filed herewith as Exhibit 99.1.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a)  Not Applicable.

         (b)  Not Applicable.

         (c)  Exhibits

          99.1 Text of press release issued by the Company on October 11, 1995.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               The Pioneer Group, Inc.

     October 16, 1995                              /s/ Robert P. Nault
Date:_____________                             By: _______________________
                                                   Robert P. Nault
                                                   General Counsel




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                                  EXHIBIT INDEX


99.1     Text of Press Release issued by the Company on October 11, 1995.





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                                                                   Exhibit 99.1


FOR IMMEDIATE RELEASE                        CONTACT:  William H. Keough
                                                       Senior Vice President
                                                       Chief Financial Officer
                                                       The Pioneer Group, Inc.
                                                       (617) 742-7825


                   THE PIONEER GROUP, INC. MAKES ANNOUNCEMENT

                      REGARDING ITS GOLD MINING SUBSIDIARY


Boston, Massachusetts, October 11, 1995. The Pioneer Group, Inc. (NASDAQ:PIOG) reported that the underwritten global offering of ordinary shares ("Shares") (and global depositary securities representing such Shares ("GDSs")) of its indirect wholly-owned subsidiary, Pioneer Goldfields Limited, a Guernsey corporation ("PGL"), commenced today. The Company intends to sell 14,812,500 Shares of PGL (which represents 19.75% of the outstanding share capital of PGL) at an offer price which ranges from $9.50 to $10.50. PGL will not sell any Shares in the global offer. An application has been made to list PGL's Shares and the GDSs on the London Stock Exchange and its Shares on the Ghana Stock Exchange. It is anticipated that the global offer will completed by November 15, 1995. There can be no assurance that the global offer will be successful or that any of PGL's securities will be admitted for listing on any stock exchange.

ANY SECURITIES SOLD IN THE GLOBAL OFFER WILL NOT BE REGISTERED IN THE UNITED STATES UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATE S ABSENT REGISTRATION UNDER THE ACT OR AN APPLICABLE EXEMPTION FROM THE ACT'S REGISTRATION REQUIREMENTS.

The Pioneer Group, Inc. and its subsidiaries engage in mutual fund and related service businesses in the United States and participate as owners or joint venturers in asset management and natural resources related operations outside the United States.